UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2023

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.

On February 8, 2023, FormFactor, Inc. (“FormFactor”) issued a press release announcing its financial results for the fourth quarter of fiscal 2022 that ended on December 31, 2022. A copy of the press release is furnished as Exhibit 99.01 to this report and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2023, Raymond A. Link, a director of FormFactor, Inc. (the “Company”) notified the Company that he will not stand for re-election at the Company’s next annual meeting of stockholders. Mr. Link's transition was not caused, in whole or in part, by a disagreement with the Company or the Board of Directors (the “Board”). Mr. Link will remain a member of the Board until the date of the next annual meeting of stockholders, which is scheduled for May 19, 2023.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit Number	Description
99.01	Press release dated February 8, 2023

The information in this report and the accompanying exhibit shall not be incorporated by reference into any filing of FormFactor with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	February 8, 2023	By:	/s/ SHAI SHAHAR
			Name:	Shai Shahar
			Title:	Chief Financial Officer